Munder Healthcare Fund
Summary Dated October 31, 2009

CLASS A SHARES (MFHAX)	CLASS K SHARES (MFHKX)
CLASS B SHARES (MFHBX)	CLASS R SHARES (MFHRX)
CLASS C SHARES (MFHCX)	CLASS Y SHARES (MFHYX)
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at www.munderfunds.com/prospectus. You can also get this information free by calling 1-800-468-6337 or by sending an e-mail to fundcontact@munder.com. The Fund’s Prospectus and Statement of Additional Information, each dated October 31, 2009, as supplemented, are incorporated by reference into (and are considered part of) this Summary Prospectus.
INVESTMENT OBJECTIVE
The Fund’s investment objective is to provide long-term capital appreciation.
FEES & EXPENSES OF THE FUND
The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Munder Funds. More information about these and other discounts is available from your financial professional and in the section entitled “Applicable Sales Charges” on page 9 of the Fund’s Prospectus and the section entitled “Additional Purchase, Redemption, Exchange and Conversion Information” on page 58 of the Statement of Additional Information.

SHAREHOLDER FEES	Class A	Class B	Class C	Class K	Class R		Class Y
(fees paid directly from your investment)	Shares	Shares	Shares	Shares	Shares		Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.5%(a)	None	None	None	None		None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of original purchase price or redemption proceeds)	None(b)	5%(c)	1%(d)	None	None		None

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a
percentage of the value of your	Class A	Class B	Class C	Class K	Class R		Class Y
investment)	Shares	Shares	Shares	Shares	Shares		Shares
Management Fees	1.00%	1.00%	1.00%	1.00%	1.00%		1.00%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	0.00%	0.50	%(e)	0.00%
Other Expenses	1.03%	1.03%	1.03%	1.28%	1.03%		1.02%

Total Annual Fund Operating Expenses	2.28%	3.03%	3.03%	2.28%	2.53%		2.02%

(a)	The sales charge declines as the amount invested increases.

(b)	A 1.00% deferred sales charge, also known as a contingent deferred sales charge (CDSC), applies to redemptions of Class A shares within one year of purchase if purchased with no initial sales charge as part of an investment of $1 million or more and if the Fund’s distributor paid a sales commission on the purchase.

(c)	A deferred sales charge, also known as a contingent deferred sales charge (CDSC), applies to redemptions of Class B shares within six years of purchase and declines over time.

(d)	A deferred sales charge, also known as a contingent deferred sales charge (CDSC), applies to redemptions of Class C shares within one year of purchase.

(e)	Under the Fund’s Distribution Agreement, Rule 12b-1 fees are limited to 0.50% of the average daily net assets of the Fund attributable to its Class R shares.
EXPENSE EXAMPLE
The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A Shares	Class B Shares	Class C Shares	Class K Shares	Class R Shares	Class Y Shares
1 Year	$768	$806	$406	$231	$256	$205
3 Years	$1,222	$1,236	$936	$712	$787	$633
5 Years	$1,702	$1,791	$1,591	$1,219	$1,345	$1,088
10 Years	$3,022	$3,170	$3,346	$2,613	$2,864	$2,348
You would pay the following expenses if you did not redeem your shares:

	Class A Shares	Class B Shares	Class C Shares	Class K Shares	Class R Shares	Class Y Shares
1 Year	$768	$306	$306	$231	$256	$205
3 Years	$1,222	$936	$936	$712	$787	$633
5 Years	$1,702	$1,591	$1,591	$1,219	$1,345	$1,088
10 Years	$3,022	$3,170	$3,346	$2,613	$2,864	$2,348
The example does not reflect sales charges (loads) on reinvested dividends and other distributions because sales charges (loads) are not imposed by the Fund on reinvested dividends and other distributions.
PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 36% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The advisor pursues long-term capital appreciation in the Fund by investing, under normal circumstances, at least 80% of the Fund’s assets in health care companies, which are companies for which at least 50% of sales, earnings or assets arise from or are dedicated to health or medical-related activities. This investment strategy may not be changed without 60 days’ prior notice to shareholders. For purposes of this investment strategy, assets of the Fund means net assets plus the amount of any borrowings for investment purposes.
Healthcare companies include drug and drug delivery companies; biotechnology firms; medical device and instrument manufacturers; and health care services companies, including HMOs, hospitals, product distributors and clinical laboratories.
The advisor selects the Fund’s investments (i.e., equity securities, including common stocks, depositary receipts, preferred stocks, convertible securities, rights and warrants) using a “bottom-up” approach that is designed to identify outstanding performance of individual companies before considering the impact of economic trends. The advisor’s evaluation of each company is based on a number of factors, including:
•	financial fundamentals;

•	growth prospects;

•	relative valuation;

•	intellectual property basis and scientific grounding; and

•	strength of management.
Although the Fund will primarily be invested in domestic securities, up to 25% of the Fund’s assets may be invested in foreign securities. There is no limit on the market capitalization in which the Fund may invest; therefore, the Fund’s investments may include small-, mid- and large-capitalization companies.
The Fund may lend securities with a value of up to 33 1/3% of the Fund’s total assets (including the loan collateral) to qualified institutions.
PRINCIPAL INVESTMENT RISKS
You may lose money if you invest in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks associated with investment in the Fund are as follows:
Stock Market Risk
The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles.
Stock Selection Risk
In addition to, or in spite of, the impact of movements in the overall stock market, the value of the Fund’s investments may decline if the particular companies in which the Fund invests do not perform well in the market.
Sector Concentration Risk
The Fund will invest its assets primarily within one economic sector, the health care sector. When the Fund focuses its investments in a sector, it is particularly susceptible to the impact of market, economic, political, regulatory and other factors affecting that sector. Additionally, the Fund’s performance may be more volatile when the Fund’s investments are less diversified across sectors.
Health Care Sector Investing Risk
The value of health care companies is particularly vulnerable to rapid changes in technology product cycles, government regulation and cost containment measures.
Growth Investing Risk
The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The prices of growth stocks also may fall or fail to appreciate as anticipated by the advisor, regardless of movements in the securities markets.
Foreign Securities Risk
Foreign securities, particularly those from emerging market countries, tend to be more volatile and less liquid than U.S. securities. Further, foreign securities may be subject to additional risks not associated with investment in U.S. securities due to differences in the economic and political environment, the amount of available public information, the degree of market regulation, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates.
Smaller Company Stock Risk
Smaller or medium-sized companies often have more limited managerial and financial resources than larger, more established companies, and therefore may be more susceptible to market downturns or changing economic conditions. Prices of smaller companies tend to be more volatile than those of larger companies and issuers may be subject to greater degrees of changes in their earnings and prospects. Since smaller company stocks typically have narrower markets and are traded in lower volumes, they are often more difficult to sell.
Securities Lending Risk
The Fund may lose money when it loans portfolio securities if the borrower fails to return the securities and the collateral provided has declined in value and/or the Fund cannot convert the collateral to cash for any reason.

PERFORMANCE
The bar chart and table below provide some indication of the risk of an investment in the Fund by showing the changes in the Fund’s performance from year to year and by showing the Fund’s average annual total returns for different calendar periods over the past ten years compared to those of a broad-based securities market index and an index designed to measure the performance of selected U.S.-traded securities in the health care sector. When you consider this information, please remember the Fund’s performance in past years (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You can obtain updated performance information on our website, www.munderfunds.com, or by calling (800) 468-6337.
The annual returns in the bar chart are for the Fund’s least expensive class of shares, Class Y shares. Due to differing sales charges and expenses, the performance of classes not shown in the bar chart will be lower.
TOTAL RETURN (%)
per calendar year

				Since
AVERAGE ANNUAL TOTAL RETURNS for periods ended December 31, 2008	1 Year	5 Years	10 Years	Inception
(including maximum sales charges)%		%	%	%
CLASS Y (Inception (12/31/96)
Return Before Taxes	-23.52	-0.13	6.52	6.86
Return After Taxes on Distributions	-23.52	-0.13	6.42	6.76
Return After Taxes on Distributions and Sale of Fund Shares	-15.29	-0.11	5.70	6.04

S&P 500® Index (reflects no deductions for fees, expenses or taxes)	-37.00	-2.19	-1.38	3.39
S&P North American Health Care Sector IndexTM (reflects no deductions for fees, expenses or taxes)	-23.59	0.77	1.99	7.32
CLASS A (Inception 2/14/97)
Return Before Taxes	-27.91	-1.50	5.64	5.08

S&P 500® Index (reflects no deductions for fees, expenses or taxes)	-37.00	-2.19	-1.38	2.89
S&P North American Health Care Sector IndexTM (reflects no deductions for fees, expenses or taxes)	-23.59	0.77	1.99	6.66
CLASS B (Inception 1/31/97)
Return Before Taxes	-28.08	-1.52	5.61	5.26

S&P 500® Index (reflects no deductions for fees, expenses or taxes)	-37.00	-2.19	-1.38	2.89
S&P North American Health Care Sector IndexTM (reflects no deductions for fees, expenses or taxes)	-23.59	0.77	1.99	6.66
CLASS C (Inception 1/13/97)
Return Before Taxes	-25.04	-1.12	5.45	5.48

S&P 500® Index (reflects no deductions for fees, expenses or taxes)	-37.00	-2.19	-1.38	3.39
S&P North American Health Care Sector IndexTM (reflects no deductions for fees, expenses or taxes)	-23.59	0.77	1.99	7.32
CLASS K (Inception 4/1/97)
Return Before Taxes	-23.70	-0.37	6.24	7.25

S&P 500® Index (reflects no deductions for fees, expenses or taxes)	-37.00	-2.19	-1.38	3.23
S&P North American Health Care Sector IndexTM (reflects no deductions for fees, expenses or taxes)	-23.59	0.77	1.99	7.27
CLASS R (Inception 7/29/04)
Return Before Taxes	-23.92	—	—	-0.08

S&P 500® Index (reflects no deductions for fees, expenses or taxes)	-37.00	—	—	-2.48
S&P North American Health Care Sector IndexTM (reflects no deductions for fees, expenses or taxes)	-23.59	—	—	1.28
The index returns from inception for Class Y, A, B, C, K and R shares are as of 1/1/97, 2/1/97, 2/1/97, 1/1/97, 4/1/97 and 8/1/04, respectively. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. If there is a capital loss at the end of the period, the return after taxes on the distributions and sale of Fund shares may exceed the return before taxes due to the tax benefit of realizing a capital loss upon the sale of Fund shares, which is factored into the result. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After tax-returns are shown only for the Class Y shares. The after-tax returns of the Class A, B, C, K and R shares will vary from those shown for the Class Y shares because, as noted above, each class of shares has different sales charges, distribution fees and/or service fees, and expenses.

MANAGEMENT
Munder Capital Management (MCM) is the investment advisor of the Fund. Michael P. Gura, CFA, Senior Portfolio Manager, has managed the Fund since October 2008.
PURCHASES AND SALES OF FUND SHARES
Please consult the Prospectus for eligibility requirements. The following table illustrates the minimum investment requirements for each class of the Fund’s shares:

Class A, B and C Shares	Class K and R Shares	Class Y Shares
$2,500 initial minimum; subsequent investments of less than $50 per Fund for all account types may be refused; no minimum for certain retirement plans and approved fee-based and/or advisory program and similar accounts
	No minimum investment requirement	$1 million; $2,500 for clients of certain registered investment advisors (RIAs); no minimum for certain retirement plans and approved fee-based and/or advisory program and similar accounts; no minimum for certain MCM/Fund-related parties
Shares of the Fund are redeemable. You may sell shares of the Fund by contacting your broker, financial intermediary or other financial institution, by mail, by telephone or through the Internet on any day on which the Fund is open for business.
TAX INFORMATION
The Fund intends to make distributions that may be taxed as ordinary income or capital gains.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.